                                                                 EXHIBIT 99.1



                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDED APRIL 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)


-------------------------------------------------------------------------------------------

                                                    DOCUMENT     PREVIOUSLY      EXPLANATION
REQUIRED ATTACHMENTS:                               ATTACHED     SUBMITTED        ATTACHED
1. Tax Receipts                                        ( )          (X)              (X)

2. Bank Statements                                     ( )          ( )              (X)

3. Most Recently Filed Income Tax Return               ( )          (X)              ( )

4. Most Recent Annual Financial Statements             ( )          (X)              ( )
   Prepared by Accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

/s/ Santo Pittsman                Senior Vice President/Chief Financial Officer
------------------------------    ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                      TITLE


        Santo Pittsman                           May 29, 1997
------------------------------    ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                    DATE

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                                      ATTACHMENT
                          FOR THE MONTH ENDED APRIL 30, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.


CASE NUMBER:  97-174 (PJW)

-------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

    Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                               CONDENSED CONSOLIDATED
                               STATEMENT OF OPERATIONS
                          FOR THE MONTH ENDED APRIL 30, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

-------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

HEADNOTES:

THE AUDIT OF THE FINANCIAL STATEMENTS OF THE DEBTORS FOR THE YEAR ENDED DECEMBER 31, 1996 HAS NOT BEEN COMPLETED. THEREFORE, IN ADDITION TO THE ADJUSTMENTS REFLECTED BELOW, THE FINANCIAL STATEMENTS INCLUDED IN THIS MONTHLY OPERATING REPORT DO NOT REFLECT THE EFFECT OF ANY AUDIT ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH ADJUSTMENTS MAY BE MATERIAL.

THE DEBTORS BELIEVE THAT THERE WILL BE AUDIT ADJUSTMENTS TO ITS ACCOUNTS RECEIVABLE, INVENTORY, FIXED ASSETS AND INTANGIBLE ASSETS. THERE MAY ALSO BE AJDUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE AUDIT AND THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

(1) INCLUDES AN ADJUSTMENT OF APPROXIMATELY $10.1 MILLION TO DECREASE SERVICE, RENTS AND MAINTENANCE REVENUE FOR THE FIRST QUARTER OF 1997, $6.7 MILLION OF WHICH RELATES TO JANUARY AND FEBRUARY 1997. SUCH ADJUSTMENT REFLECTS THE RECORDING OF A RESERVE FOR POTENTIAL DISPARITIES BETWEEN RECORDED REVENUES AND COLLECTIONS. ACCORDINGLY, RESULTS FOR THE MONTH OF MARCH 1997 ARE NOT INDICATIVE OF THE DEBTORS' UNDERLYING PERFORMANCE DURING THAT MONTH.

(2) INCLUDES AN ADJUSTMENT OF APPROXIMATELY $1.0 MILLION TO DECREASE COST OF PRODUCTS SOLD DURING THE FIRST QUARTER OF 1997. SUCH ADJUSTMENT IS OFFSET BY A REDUCTION IN AN INVENTORY RESERVE ESTABLISHED AS OF DECEMBER 31, 1996. SEE HEADNOTES 1 AND 2 TO CONSOLIDATED BALANCE SHEET.

                           MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                             CONSOLIDATED STATEMENT OF OPERATIONS
           FOR THE MONTHS ENDED APRIL 30, 1997, MARCH 31, 1997 AND FEBRUARY 28, 1997
                                       (UNAUDITED)
                                      (IN THOUSANDS)
                                                         APRIL                MARCH              FEBRUARY
                                                          1997                 1997                1997
                                                    --------------      ----------------    ----------------
PAGING REVENUES
      SERVICE, RENTS & MAINTENANCE                       $42,597               $36,633 (1)           $46,472

EQUIPMENT SALES
      PRODUCT SALES                                        2,930                 3,853                 2,971
      COST OF PRODUCTS SOLD                                2,515                 2,808 (2)             3,000
                                                   -------------        --------------         -------------
            EQUIPMENT MARGIN                                 415                 1,045                   (29)

      NET REVENUE                                        $43,011               $37,678               $46,443

OPERATING EXPENSE
      SERVICE, RENTS & MAINTENANCE                        12,284                11,307                11,587
      SELLING                                              5,971                 7,015                 5,979
      GENERAL ADMINSTRATION                               17,458                16,795                17,505
                                                   -------------        --------------         -------------
      OPERATING EXPENSE BEFORE DEPR. & AMORT.            $35,713               $35,117               $35,071

      EBITDA BEFORE RESTRUCTURING COSTS                   $7,298                $2,561               $11,372

      RESTRUCTURING COSTS                                  1,891                 1,841                 1,873
                                                   -------------        --------------         -------------
      EBITDA AFTER RESTRUCTURING COSTS                    $5,408                  $720               $9,499

DEPRECIATION                                              11,017                 9,784               12,414
AMORTIZATION                                               9,232                 9,233                9,233
                                                   -------------        --------------         -------------
      TOTAL DEPRECIATION AND AMORTIZATION                $20,250               $19,017              $21,647

OPERATING LOSS                                          ($14,842)             ($18,297)            ($12,148)

INTEREST EXPENSE                                           5,056                 5,194                5,747
OTHER EXPENSE                                                  1                     0                    1
                                                   -------------        --------------         -------------

LOSS BEFORE INCOME TAX BENEFIT                          ($19,898)             ($23,491)            ($17,896)

INCOME TAX BENEFIT                                             0                     0                    0
                                                   -------------        --------------         -------------

NET LOSS                                                ($19,898)             ($23,491)            ($17,896)
                                                   -------------        --------------         -------------
                                                   -------------        --------------         -------------

                                       SEE ACCOMPANYING NOTES.

                                               4 of 17

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONDENSED CONSOLIDATED BALANCE SHEET
                          FOR THE MONTH ENDED APRIL 30, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

THE AUDIT OF THE FINANCIAL STATEMENTS OF THE DEBTORS FOR THE YEAR ENDED DECEMBER 31, 1996 HAVE NOT BEEN COMPLETED. THEREFORE, IN ADDITION TO THE ADJUSTMENTS REFLECTED BELOW, THE FINANCIAL STATEMENTS INCLUDED IN THIS MONTHLY OPERATING REPORT DO NOT REFLECT THE EFFECT OF ANY AUDIT ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH ADJUSTMENTS MAY BE MATERIAL.

THE DEBTORS BELIEVE THAT THERE WILL BE AUDIT ADJUSTMENTS TO ITS ACCOUNTS RECEIVABLE, INVENTORY, FIXED ASSETS AND INTANGIBLE ASSETS. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE AUDIT AND THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

(1) REFLECTS AN APPROXIMATE $1.0 MILLION REDUCTION IN AN INVENTORY RESERVE ESTABLISHED AT DECEMBER 31, 1996. SEE HEADNOTE 2 TO CONSOLIDATED STATEMENT OF OPERATIONS AND HEADNOTE 2 TO CONSOLIDATED BALANCE SHEET.

(2) THE FOLLOWING ADJUSTMENTS HAVE BEEN MADE TO INVENTORY AND ACCUMULATED DEFICIT-PRE-PETITION AS PREVIOUSLY REPORTED AT FEBRUARY 28, 1997: (I) AN ADJUSTMENT OF APPROXIMATELY $3.2 MILLION TO DECREASE INVENTORY, REFLECTING THE ESTABLISHMENT OF A LOWER OF COST OR MARKET RESERVE AT DECEMBER 31, 1996, AND (II) A CORRESPONDING INCREASE IN ACCUMULATED DEFICIT-PRE-PETITION. SEE HEADNOTE 2 TO CONSOLIDATED STATEMENT OF OPERATIONS.

(3) AN ADJUSTMENT HAS BEEN MADE TO PREVIOUSLY REPORTED PROPERTY AND EQUIPMENT, NET AND ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES. INCLUDED IN FEBRUARY 28, 1997 BALANCE SHEET IS (I) AN ADJUSTMENT OF APPROXIMATELY $3.6 MILLION TO DECREASE ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES, REFLECTING A REVIEW OF ACCOUNTS PAYABLE AND THE ELIMINATION OF CERTAIN DUPLICATIVE ENTRIES AT DECEMBER 31, 1996, AND (II) A CORRESPONDING REDUCTION IN PROPERTY AND EQUIPMENT, NET.

(4) THE FEBRUARY 28, 1997 BALANCE SHEET HAS BEEN RESTATED TO REFLECT THE RECLASSIFICATION OF THE CHASE CREDIT FACILITY AND DEFERRED TAX LIABILITY.

                             MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                                    CONSOLIDATED BALANCE SHEET
                   AS OF APRIL 30, 1997, MARCH 31, 1997 AND FEBRUARY 28, 1997
                                          (UNAUDITED)
                                         (IN THOUSANDS)


                                                                               APRIL 30         MARCH 31        FEBRUARY 28
                                                                                 1997             1997             1997
                                                                           --------------   ---------------   ---------------
 ASSETS:
    CURRENT ASSETS:
       Cash                                                                     $10,523         $14,444         $20,545
       Accounts Receivable, Net                                                  89,704          94,742         102,156
       Inventory                                                                 10,535          10,150(1)        8,768(2)
       Prepaid Expenses                                                           1,287           1,322           1,275
       Other Current Assets                                                       3,570           2,682           2,644
                                                                           ------------    ------------    ------------
               Total Current Assets                                             115,619         123,340         135,387

    NONCURRENT ASSETS:
       Property and Equipment, Net                                              338,178         340,205         346,017(3)
       Deferred Financing Fees, Net                                              27,369          27,923          28,476
       Investment In Net Assets Of Equity Affiliate                               2,180           2,152           2,089
       Intangible Assets, Net                                                 1,091,798       1,101,030       1,110,255
       Other Assets                                                                 625             637             651
                                                                           ------------    ------------    ------------
              TOTAL NONCURRENT ASSETS                                         1,460,150       1,471,947       1,487,488

       TOTAL ASSETS                                                          $1,575,769      $1,595,286      $1,622,875
                                                                           ------------    ------------    ------------
                                                                           ------------    ------------    ------------


 LIABILITIES AND STOCKHOLDERS' EQUITY:
    LIABILITIES NOT SUBJECT TO COMPROMISE:
       DIP Credit Facility                                                      $15,000         $20,000         $45,000
       Accrued Restructuring Costs                                                3,410           2,560           1,588
       Accrued Wages, Benefits and Payroll Taxes                                  6,731           5,995           4,285
       Accounts Payable - Post Petition                                           5,236           5,266           1,193
       Accrued Interest (Chase & DIP Facilities )                                 4,249           4,414           3,075
       Accrued Expenses and Other Current Liabilities                            39,721          31,113          15,646(3)
       Advance Billings and Customer Deposits                                    39,063          39,742          40,534
                                                                           ------------    ------------    ------------
               TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                      113,411         109,090         111,321

    LIABILITIES SUBJECT TO COMPROMISE:
       Accrued Wages, Benefits and Payroll Taxes                                 11,084          11,331          11,408
       Chase Credit Facility                                                    649,000         649,000         649,000
       Notes Payable - 10 1/2%                                                  174,125         174,125         174,125
       Notes Payable - 9 3/8%                                                   250,000         250,000         250,000
       Notes Payable - Yampol                                                       986             986             986
       Notes Payable - Dial Page 12 1/4%                                          1,570           1,570           1,570
       Accrued Interest On Notes Payable                                         20,759          20,755          20,755
       Accounts Payable- Pre Petition                                            13,093          11,537           7,207
       Accrued Expenses and Other Current Liabilities - Pre Petition             30,176          36,433          42,495
       Other Liabilities                                                          5,142           5,186           5,242
                                                                           ------------    ------------    ------------
               TOTAL LIABILITIES SUBJECT TO COMPROMISE                        1,155,935       1,160,923       1,162,789(4)

    DEFERRED TAX LIABILITY                                                       72,097          72,097          72,097

    STOCKHOLDERS' EQUITY
       Class A Common Stock                                                          39              39              39
       Class B Common Stock                                                           2               2               2
       Additional Paid-In Capital                                               671,459         671,459         671,459
       Accumulated Deficit - Pre Petition                                      (370,814)       (370,814)       (370,814)(2)
       Accumulated Deficit - Post Petition                                      (60,238)        (41,388)        (17,896)
                                                                           ------------    ------------    ------------
               TOTAL STOCKHOLDERS' EQUITY                                       240,449         259,299         282,791
       Less:
       Treasury Stock                                                            (6,123)         (6,123)         (6,123)
                                                                           ------------    ------------    ------------
               TOTAL STOCKHOLDERS' EQUITY                                       234,326         253,176         276,668

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $1,575,769      $1,595,286      $1,622,875
                                                                           ------------    ------------    ------------
                                                                           ------------    ------------    ------------


                                              SEE ACCOMPANYING NOTES

                                                     6 of 17

FOOTNOTES TO THE FINANCIAL STATEMENTS:

1. The audit of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. Therefore, in addition to the adjustments reflected in the Financial Statements, the Financial Statements included in this Monthly Operating Report do not reflect the effect of any audit adjustments for the year ended December 31, 1996, which adjustments may have a material effect on the Debtors' results of operations, financial position and liquidity.

    The Debtors believe that there will be audit adjustments to their Accounts Receivable, Inventory, Fixed Assets and Intangible Assets. There may also be adjustments to certain other accounts as a result of the audit and the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communication's subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession ("DIP") and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

    The Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize their business and minimize any disruption caused by the Chapter 11 cases.

4. The Consolidated Statement of Operations includes for the month ending March 31, 1997: (a) an adjustment of approximately $10.1 million to decrease Service, Rents and Maintenance revenue for the first quarter of 1997, $6.7 million of which relates to January and February 1997. Such adjustment reflects the recording of a reserve for potential disparities between recorded revenues and collections. Accordingly, results for the month of March 1997 are not indicative of the Debtors' underlying performance during that month; and (b) an adjustment of approximately $1.0 million to decrease Cost of Products Sold during the first quarter of 1997. Such adjustment is offset by a reduction in an Inventory reserve established as of December 31, 1996. See Headnotes 1 and 2 to Consolidated Balance Sheet.

5. The Consolidated Balance Sheet includes the following adjustments: (a) an approximate $1.0 million reduction in an Inventory reserve established at December 31, 1996; (b) adjustments to Inventory and Accumulated Deficit-Pre-Petition as previously reported at February 28, 1997, consisting of
    (i) an adjustment of approximately $3.2 million to decrease Inventory, reflecting the establishment of a lower of cost or market reserve at December 31, 1996, and (ii) a corresponding increase in Accumulated Deficit-Pre-Petition; (c) adjustments to previously reported Property and Equipment, Net and Accrued Expenses and Other Current Liabilities at February 28, 1997, consisting of (i) an adjustment of approximately
    $3.6 million to decrease Accrued Expenses and Other Current Liabilities, reflecting a review of accounts payable and the elimination of certain duplicative entries at December 31, 1996, and (ii) a corresponding reduction in Property and Equipment, Net; and (d) the February 28,
    1997 Balance Sheet has been restated to reflect the reclassification of the Chase Credit Facility and Deferred Tax Liability. See Headnotes 1 and 2 to the Consolidated Statement of Operations.

6. During the month of February 1997, the Debtors drew down $45 million of their DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowing under the DIP facility.

7. The Company is the second largest paging company in the U.S., with approximately 4.2 million units in service at April 30, 1997, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, Inc. ("MobileMedia Communications") and its subsidiaries. The Company markets its services under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

8. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

    On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

    On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directs an Administrative Law Judge to take evidence and develop a full factual record on issues concerning the Company's filing of false forms and applications. The Company may continue to operate their licensed facilities and provide service to the public during the pendency of the hearing. The FCC's order initiates a fact-finding and evaluative hearing process to gather information with which to make a decision, but is not a final disposition of the Company's the FCC's action. An adverse outcome of this proceeding could result in the loss of the Company's licenses or substantial monetary fines, or both. Any such outcome would have a material adverse effect on the Company's financial condition and results of operations.

    On April 23, 1997, the Company filed a motion with the FCC seeking a stay of the hearing proceeding instituted by the FCC order entered April 7, 1997. The motion discusses the consequences either of a grant or a denial of the motion to the Company and its debt and equity holders. The Company filed a Current Report on Form 8-K with the SEC that includes a copy of the motion. On May 2, 1997 the Administrative Law Judge denied the Company's motion to stay the hearing. The Company is seeking an appeal of the Administrative Law Judge's decision.

    The Company cannot be certain what monetary forfeitures or other further actions the FCC may take in regard to this matter or the timing of any such actions, but such actions could have a material adverse effect upon the financial condition or operations of the Company.

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                           CONSOLIDATED STATEMENT OF CASH
                              RECEIPTS AND DISBURSEMENTS
                          FOR THE MONTH ENDED APRIL 30, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

----------------------------------------------------------------------------

The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

THE AUDIT OF THE FINANCIAL STATEMENTS OF THE DEBTORS FOR THE YEAR ENDED DECEMBER 31, 1996 HAS NOT BEEN COMPLETED. THEREFORE, THE FINANCIAL STATEMENTS INCLUDED IN THIS MONTHLY OPERATING REPORT DO NOT REFLECT THE EFFECT OF ANY AUDIT ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH ADJUSTMENTS MAY BE MATERIAL.

THE DEBTORS BELIEVE THAT THERE WILL BE AUDIT ADJUSTMENTS TO ITS ACCOUNTS RECEIVABLE, INVENTORY, FIXED ASSETS AND INTANGIBLE ASSETS. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE AUDIT AND THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

THE CONSOLIDATED STATEMENT OF CASH FLOWS SHOULD BE READ IN CONJUNCTION WITH ALL OF THE FOOTNOTES DISCLOSED ON PAGES 7 THROUGH 9 OF THIS REPORT. RESULTS FOR THE MONTH OF MARCH 1997 ARE NOT INDICATIVE OF THE DEBTORS' UNDERLYING PERFORMANCE DURING THAT MONTH.

                    MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
   FOR THE MONTHS ENDED APRIL 30, 1997, MARCH 31, 1997 AND FEBRUARY 28, 1997
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                  APRIL          MARCH         FEBRUARY
                                                                   1997           1997           1997
                                                               -----------    -----------   --------------

OPERATING ACTIVITIES
   NET LOSS                                                      ($19,898)      ($23,492)      ($17,896)
   ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
   PROVIDED BY (USED IN) OPERATING ACTIVITIES:
       Depreciation And Amortization                               20,250         19,017         21,647
       Provision For Uncollectible Accounts And Returns             8,046         13,767          4,423
       Undistributed Earnings Of Affiliate                            (28)           (64)           (18)
       Deferred Financings Fees, Net                                  554            554           (805)
       Change In Operating Assets and Liabilities:
            Accounts Receivable                                    (3,008)        (6,353)       (12,654)
            Inventory                                                (386)        (1,382)           524
            Prepaid Expenses And Other Assets                        (841)           (78)         1,170
            Accounts Payable, Accrued Expenses and Other              762         20,903        (43,492)
                                                                 ---------     ----------      ---------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                 5,451         22,872        (47,101)


INVESTING ACTIVITIES
     Construction And Capital Expenditures,
          Including Net Change In Pager Assets                     (4,373)        (3,972)        (3,403)
                                                                 ---------     ----------      ---------
NET CASH USED IN INVESTING ACTIVITIES                              (4,373)        (3,972)        (3,403)


FINANCING ACTIVITIES
   (Repayments)/Borrowings From DIP Credit Facility                (5,000)       (25,000)        45,000
                                                                 ---------     ----------      ---------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                (5,000)       (25,000)        45,000


NET DECREASE IN CASH AND CASH EQUIVALENTS                          (3,920)        (6,101)        (5,504)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                   14,444         20,545         26,048
                                                                 ---------     ----------      ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                        $10,523        $14,444        $20,545
                                                                 ---------     ----------      ---------
                                                                 ---------     ----------      ---------

                             SEE ACCOMPANYING NOTES

                                    12 of 17

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                    AGING OF POSTPETITION ACCOUNTS PAYABLE
                       FOR THE MONTH ENDED APRIL 30, 1997


DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)


------------------------------------------------------------------------------


------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------
                          $  30,029,151    0 - 30 days old
            ------------------------------------------------------------------
                             25,328,785   31 - 60 days old
            ------------------------------------------------------------------
                             15,672,675   61 - 90 days old
            ------------------------------------------------------------------
                             62,676,933   91+ days old
            ------------------------------------------------------------------
                            133,707,544   TOTAL TRADE ACCOUNTS RECEIVABLE
            ------------------------------------------------------------------
                           ( 46,774,042)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
            ------------------------------------------------------------------
                             86,933,502   TRADE ACCOUNTS RECEIVABLE (NET)
            ------------------------------------------------------------------
                              2,770,400   OTHER NON-TRADE RECEIVABLES
            ------------------------------------------------------------------
                         $   89,703,902   ACCOUNTS RECEIVABLE, NET
------------------------------------------------------------------------------



AGING OF POSTPETITION ACCOUNTS PAYABLE
-------------------------------------------------------------------------------
                         0-30           31-60      61-90    91+
                         Days            Days      Days    Days         Total
-------------------------------------------------------------------------------
ACCOUNTS PAYABLE        $ 4,370,174    811,171    54,969       0    $ 5,236,314
-------------------------------------------------------------------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                       FOR THE MONTH ENDED APRIL 30, 1997

DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES

--------------------------------------------------------------------------------------------------------
                              BEGINNING        AMOUNT                           ENDING
                                 TAX          WITHHELD         AMOUNT            TAX        DELINQUENT
                              LIABILITY      OR ACCRUED         PAID          LIABILITY       TAXES
--------------------------------------------------------------------------------------------------------
FEDERAL
--------------------------------------------------------------------------------------------------------
WITHHOLDING                 $          0     $ 1,122,464      $ 1,122,464    $         0  $           0
--------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE                          0         662,031          662,031              0              0
--------------------------------------------------------------------------------------------------------
FICA-EMPLOYER                    194,384       1,303,023        1,454,902         42,505              0
--------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                      11,582          39,832           45,912          5,502              0
--------------------------------------------------------------------------------------------------------
INCOME                                 0               0                0              0              0
--------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES              205,966       3,127,350        3,285,309         48,007              0
--------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------
WITHHOLDING                            0     $   198,936     $    198,936    $         0              0
--------------------------------------------------------------------------------------------------------
SALES                            434,288       1,080,415          545,461        969,242              0
--------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                      73,869         185,407          209,312         49,964              0
--------------------------------------------------------------------------------------------------------
REAL PROPERTY                    710,686         321,369                0      1,032,055              0
--------------------------------------------------------------------------------------------------------
OTHER                            152,212         121,798          247,406         26,604              0
--------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL          1,371,055       1,907,925        1,201,115      2,077,865              0
--------------------------------------------------------------------------------------------------------
TOTAL TAXES                 $  1,577,021     $ 5,035,275     $  4,486,424    $ 2,125,872  $           0
--------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                               PAYMENTS TO INSIDERS AND PROFESSIONALS
                                 FOR THE MONTH ENDED APRIL 30, 1997
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             INSIDERS

---------------------------------------------------------------------------------------------------
      Payee Name                   Position                    Salary/Auto  Reimbursable
                                                                Allowance     Expenses     Total
---------------------------------------------------------------------------------------------------
Boykin, Roberta         Assistant Corporate Counsel            $     8,462   $      0    $   8,462
---------------------------------------------------------------------------------------------------
Burdette, H. Stephen    Senior VP Corporate Development             13,923      3,224       17,147
                        And Acting Senior VP Operations
---------------------------------------------------------------------------------------------------
Cross, Andrew           Executive VP Sales And Marketing            17,000      4,455       21,455
---------------------------------------------------------------------------------------------------
Grawert, Ron            Chief Executive Officer                     30,769     14,430       45,199
---------------------------------------------------------------------------------------------------
Gray, Patricia          Acting Corporate Counsel                    13,085          0       13,085
---------------------------------------------------------------------------------------------------
Gross, Steven           Senior VP Strategic Planning                13,692      7,570       21,262
---------------------------------------------------------------------------------------------------
Hilson, Debra           Paralegal                                    3,546      3,578        7,124
---------------------------------------------------------------------------------------------------
Hughes, Curtis          Assistant VP Of Mgmt. Information            8,038      2,762       10,800
                        Systems
---------------------------------------------------------------------------------------------------
Pascucci, James         Assistant Treasurer                          7,315      2,953       10,268
---------------------------------------------------------------------------------------------------
Pittsman, Santo         Senior VP And Chief Financial               15,846          0       15,846
                        Officer
---------------------------------------------------------------------------------------------------
Shea, Kevin             Treasurer                                   10,778          0       10,778
---------------------------------------------------------------------------------------------------
Witsaman, Mark          Senior VP And Chief Technology              13,923      1,425       15,348
                        Officer
---------------------------------------------------------------------------------------------------
                                                           TOTAL PAYMENTS TO INSIDERS  $   196,774
---------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------
                                                             Date of
                                                              Court         Invoices      Invoices        Balance
                   Name and Relationship                     Approval       Received        Paid            Due
-------------------------------------------------------------------------------------------------------------------
1.  Ernst & Young - Financial                                1/30/97      $        0     $        0    $         0
     Consultants to Debtor
-------------------------------------------------------------------------------------------------------------------
3.  Latham & Watkins - Counsel to Debtor                     1/30/97         110,372              0        110,372
-------------------------------------------------------------------------------------------------------------------
4.  Alvarez & Marsal Inc.- Restructuring Consultant to       1/30/97         246,403              0        246,403
     Debtor
-------------------------------------------------------------------------------------------------------------------
5.  Sidley & Austin - Counsel to Debtor                      1/30/97         173,386              0        173,386
-------------------------------------------------------------------------------------------------------------------
             Total Payments to Professionals                              $  530,161     $        0    $   530,161
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED APRIL 30, 1997
--------------------------------------------------------------------------------------------
                                           SCHEDULED        AMOUNTS
                                            MONTHLY          PAID              TOTAL
                                            PAYMENTS        DURING            UNPAID
NAME OF CREDITOR                              DUE            MONTH         POSTPETITION
--------------------------------------------------------------------------------------------
The Chase Manhattan Bank - (Interest)    $  4,374,544     $ 4,374,544*    $            0
--------------------------------------------------------------------------------------------


* Payment made on 5/1/97.



------------------------------------------------------------------------------------------------------------- -------- ---------
QUESTIONNAIRE
FOR THE MONTH ENDED APRIL 30, 1997                                                                               YES      NO
------------------------------------------------------------------------------------------------------------- -------- ---------
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?                 NO
------------------------------------------------------------------------------------------------------------- --------- --------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                             NO
------------------------------------------------------------------------------------------------------------- --------- --------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                                NO
------------------------------------------------------------------------------------------------------------- --------- --------
4.  Have any payments been made of prepetition liabilities this reporting period?                                 YES
------------------------------------------------------------------------------------------------------------- --------- --------
5.  Have any postpetition loans been received by the debtor from any party?                                       YES
------------------------------------------------------------------------------------------------------------- --------- --------
6.  Are any postpetition payroll taxes past due?                                                                          NO
------------------------------------------------------------------------------------------------------------- --------- --------
7.  Are any postpetition state or federal income taxes past due?                                                          NO
------------------------------------------------------------------------------------------------------------- --------- --------
8.  Are any postpetition real estate taxes past due?                                                                      NO
------------------------------------------------------------------------------------------------------------- --------- --------
9.  Are any postpetition taxes past due?                                                                                  NO
------------------------------------------------------------------------------------------------------------- --------- --------
10. Are any amounts owed to postpetition creditors past due?                                                              NO
------------------------------------------------------------------------------------------------------------- --------- --------
11. Have any prepetition taxes been paid during the reporting period?                                             YES
------------------------------------------------------------------------------------------------------------- --------- --------
12. Are any wage payments past due?                                                                                       NO
------------------------------------------------------------------------------------------------------------- --------- --------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.  The Court has authorized the debtors to pay certain pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of their DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowing under the DIP facility.

---------------------------------------------------------------------------
                                    INSURANCE
                       FOR THE MONTH ENDED APRIL 30, 1997
---------------------------------------------------------------------------
      THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE REPORTING PERIOD.

---------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                              PERSONNEL
                                  FOR THE MONTH ENDED APRIL 30, 1997
-------------------------------------------------------------------------------------------------
                                                                        Full Time     Part Time
-------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                        3,317           190
-------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                75            10
-------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period              (31)          (35)
-------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                   3,361           165
-------------------------------------------------------------------------------------------------